UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §.240.14a-12

CHESAPEAKE ENERGY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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Exercise Your Right to Vote Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on June 13, 2014. CHESAPEAKE ENERGY CORPORATION Meeting Information Meeting Type: Annual Meeting For holders as of: April 14, 2014 Date: June 13, 2014 Time: 10:00 A.M. Local Time Location: Chesapeake Energy Corporation Building 12 6100 North Western Avenue Oklahoma City, OK 73118 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain M75391-P48594 6100 NORTH WESTERN AVENUE OKLAHOMA CITY, OK 73118

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you plan to attend the annual meeting, you must request an admission ticket in advance. You may request tickets by visiting www.chk.com/proxy and providing the required information. Requests for admission tickets must be received by the Company no later than June 6, 2014. At the meeting, you will need to request a ballot to vote the shares. Please refer to the proxy statement for additional details on attending the Annual Meeting of Shareholders and voting the shares in person. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 1, 2014 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. PROXY STATEMENT ANNUAL REPORT XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX M75392-P48594 Proxy Materials Available to VIEW or RECEIVE:

Voting Items

Unless otherwise directed, this proxy will be voted FOR all nominees listed.

1. **Election of Directors**

   1a. Vincent J. Intrieri

   1b. Robert D. Lawler

   1c. John J. Lipinski

   1d. Frederic M. Poses

   1e. Archie W. Dunham

   1f. R. Brad Martin

   1g. Louis A. Raspino

   1h. Merrill A. "Pete" Miller, Jr.

   1i. Thomas L. Ryan

Company Proposals - The Board of Directors recommends a vote FOR Proposals 2 - 8.

2. To approve an amendment to our Certificate of Incorporation to declassify our Board of Directors.

3. To approve an amendment to our Certificate of Incorporation to increase the maximum number of Directors that may constitute our Board.

4. To approve an amendment to our Bylaws to implement proxy access.

5. To approve an amendment to our Certificate of Incorporation to eliminate supermajority voting requirements.

6. An advisory vote to approve our named executive officer compensation.

7. To adopt a new Long Term Incentive Plan.

8. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

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